UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/19/2006

Magellan Midstream Holdings, L.P.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32745

DE	20-4328784
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Williams Center, MD 28-1
Tulsa, OK 74172
(Address of principal executive offices, including zip code)

(918) 574-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 19, 2006, Robert G. Croyle was elected to the board of directors and the audit and conflicts committees of Magellan Midstream Holdings, L.P.'s general partner. Mr. Croyle is an independent director as defined by the New York Stock Exchange rules and the Securities Exchange Act of 1934. The press release announcing Mr. Croyle's election is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

The Partnership wishes to disclose the information in its press release dated December 19, 2006, filed herewith as Exhibit 99.1.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Holdings, L.P.

Date: December 19, 2006	By:	/s/ Lonny E. Townsend
Lonny E. Townsend
General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated December 19, 2006.